SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 22, 2004

                                PRIME AIR, INC.
             (Exact name of registrant as specified in its charter)



            Nevada                      333-28249             Not  Applicable
--------------------------------      -------------         --------------------
 (State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation  or  organization)      File  Number)         Identification  No.)


    Suite 601 - 938 Howe Street, Vancouver, British Columbia, V6Z 1N9; (604)
                                    684-5700
    ------------------------------------------------------------------------
          (Address and telephone number of principal executive offices)


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ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

     Effective June 22, 2004, Dr. Albert Bruno will become Prime Air, Inc.'s Chief Executive Officer and Christopher Benson will become President. Effective the same date, Blaine Haug will assume the role of Vice President of Business Development, stepping down as Chief Executive Officer and President.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June  23,  2004                   PRIME  AIR,  INC.


                                           By:  /s/ Dr.  Albert  Bruno
                                                Dr.  Albert  Bruno
                                                Chief  Executive  Officer
                                                (Principal  Executive  Officer)


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